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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                December 31, 2002
                Date of report (Date of earliest event reported)


                           GREAT LAKES AVIATION, LTD.
               (Exact Name of Registrant as Specified in Charter)

         Iowa                    000-23224              42-1135319
         ----                    ---------              ----------
    (State or Other           (Commission File         (IRS Employer
     Jurisdiction                   Number)          Identification No.)
   of Incorporation)


                  1022 Airport Parkway, Cheyenne, Wyoming 82001
                    (Address of Principal Executive Offices)

                                 (307) 432-7000
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.
         ------------

         On December 31, 2002, Great Lakes Aviation, Ltd. completed a financial restructuring with Raytheon Aircraft Credit Corporation and promoted Charles R. Howell to Chief Executive Officer.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

         (c)   Exhibits.

Exhibit 99.1 Press Release dated December 31, 2002 relating to the company's completion of a financial restructuring and the promotion of Charles R. Howell to Chief Executive Officer.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 8, 2003
                                        By: /s/ Charles R. Howell
                                            -----------------------
                                            Charles R. Howell, Chief
                                            Executive Officer

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                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

    99.1 Press Release dated December 31, 2002 relating to the company's completion of a financial restructuring and the promotion of Charles R. Howell to Chief Executive Officer.